Rule 497(d)

                                 FT 987

                        Japan Portfolio, Series 3



     Notwithstanding anything to the contrary in the Prospectus, all shares of ORIX Corporation (Ticker: 8591 JP) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

January 11, 2006